As filed with the Securities and Exchange Commission on March 3, 2000
                                                     Registration No.333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                    FORM S-8
                             Registration Statement
                                      Under
                           The Securities Act of 1933

                      ------------------------------------


                               RGC RESOURCES, INC.
             (Exact name of registrant as specified in its charter)
                       (successor to Roanoke Gas Company)

          Virginia                                  54-1909697
(State of other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)


                            519 Kimball Avenue, N.E.
                             Roanoke, Virginia 24016
                                 (540) 777-4427
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                      ------------------------------------


                               RGC RESOURCES, INC.
                         KEY EMPLOYEE STOCK OPTION PLAN
                            (full title of the Plan)

                      ------------------------------------


                             JOHN B. WILLIAMSON, III
                    President and Chief Executive Officer RGC
                                 RESOURCES, INC.
                            519 Kimball Avenue, N.E.
                             Roanoke, Virginia 24016
                                 (540) 777-4427
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                      ------------------------------------


                                    Copy to:

                             NICHOLAS C. CONTE, ESQ.
                             NICOLE C. DANIEL, ESQ.
                       WOODS, ROGERS & HAZLEGROVE, P.L.C.
                          First Union Tower, Suite 1400
                            10 South Jefferson Street
                             Roanoke, Virginia 24011
                                 (540) 983-7537


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
==================================================================================================================
                                         Calculation of Registration Fee
------------------------------------------------------------------------------------------------------------------

Title of Securities to                               Proposed Maximum         Proposed Maximum        Amount of
be Registered                     Amount to be      Offering Price per       Aggregate Offering      Registration
                                  Registered(1)          Share(2)                  Price                 Fee

------------------------------------------------------------------------------------------------------------------
Common Stock, $5 par value        50,000 shares          $21.063                 $1,053,150            $278.03
==================================================================================================================

     (1) Subject to being increased pursuant to antidilution provisions of the Key Employee Stock Option Plan to reflect automatically when applicable, any subsequent stock split, stock dividend or similar event.
     (2)  Estimated solely for the purpose of calculating the registration fee.
          Pursuant to Rule 457(h) under the Securities Act of 1933, as amended, the proposed maximum offering price per share, the proposed aggregate offering price, and the amount of the registration fee have been calculated based on the average of the high and low prices of Company common stock reported on the Nasdaq Stock Market on February 28, 2000.


                                EXPLANATORY NOTE

     This Registration Statement on Form S-8 relates to the registration of 50,000 additional shares of common stock, par value of $5.00 per share of RGC Resources, Inc., for which a Registration Statement on Form S-8 (Registration No. 333-02455) relating to the RGC Resources Key Employee Stock Option Plan is effective. Pursuant to General Instruction E for registration statements on Form S-8, the contents of Form S-8, Registration No. 333-02455 are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3:   INCORPORATION OF DOCUMENTS BY REFERENCE.

          Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

ITEM 4:   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5:   INTEREST OF NAMED EXPERTS AND COUNSEL.

          Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

ITEM 6:   INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE COMPANY.

          Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

ITEM 7:   EXEMPTION FROM REGISTRATION.

          Not applicable.

ITEM 8:   EXHIBITS.

Exhibit No.               Description

4(a)                      Specimen copy of certificate for RGC Resources, Inc.
                          common stock, $5.00 par value (incorporated herein by reference to Exhibit 4(a) of the Registration Statement on Form S-4 (No. 333-67311))

4(b)                      Article I of the Bylaws of RGC Resources, Inc.
                          (incorporated herein by reference to Exhibit 3(b) of the Registration Statement on Form S-4 (No. 333-67311))

4(c)                      Amended and Restated Key Employee Stock Option Plan of
                          RGC Resources, Inc.

5 Opinion of Woods, Rogers & Hazlegrove, P.L.C. with respect to legality of securities registered

23(a)                     Consent of Woods, Rogers & Hazlegrove, P.L.C.
                          (included in Exhibit (5))

23(b)                     Consent of Deloitte & Touche LLP

23(c)                     Consent of KPMG LLP

ITEM 9:   UNDERTAKINGS.

                          Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Roanoke, Commonwealth of Virginia, on March 3, 2000.

                                        RGC RESOURCES, INC.


                                        By: s/John B. Williamson, III
                                              John B. Williamson, III
                                              President and Chief
                                                Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of March 3, 2000.

     Signature                                       Title

s/John B. Williamson, III                            President, Chief Executive
 (John B. Williamson, III)                           Officer and Director (Chief
                                                     Executive Officer)


s/Roger L. Baumgardner                               Vice President, Secretary
 (Roger L. Baumgardner)                              and Treasurer (Principal
                                                     Accounting Officer)


s/Lynn D. Avis                                       Director
 (Lynn D. Avis)
s/Abney S. Boxley, III                               Director
 (Abney S. Boxley, III)


s/Frank T. Ellett                                    Director
 (Frank T. Ellett)


s/Frank A. Farmer, Jr.                               Director
 (Frank A. Farmer, Jr.)



s/J. Allen Layman                                    Director
 (J. Allen Layman)


s/Thomas L. Robertson                                Director
 (Thomas L. Robertson)


s/S. Frank Smith                                     Director
 (S. Frank Smith)

                                  EXHIBIT INDEX



Exhibit No.               Description

4(a)                      Specimen copy of certificate for RGC Resources, Inc.
                          common stock, $5.00 par value (incorporated herein by reference to Exhibit 4(a) of the Registration Statement on Form S-4 (No. 333-67311))

4(b)                      Article I of the Bylaws of RGC Resources, Inc.
                          (incorporated herein by reference to Exhibit 3(b) of the Registration Statement on Form S-4 (No. 333-67311))

4(c)                      Amended and Restated Key Employee Stock Option Plan of
                          RGC Resources, Inc.

5 Opinion of Woods, Rogers & Hazlegrove, P.L.C. with respect to legality of securities registered

23(a)                     Consent of Woods, Rogers & Hazlegrove, P.L.C.
                          (included in Exhibit (5))

23(b)                     Consent of Deloitte & Touche LLP

23(c)                     Consent of KPMG LLP